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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            _________________________

         Date of Report (Date of earliest event reported): July 19, 2004

                          MERRILL LYNCH DEPOSITOR, INC.
                    (ON BEHALF OF PPLUS TRUST SERIES DCNA-1)
             (Exact name of registrant as specified in its charter)

       DELAWARE             001-32201                    13-3891329
   (State or other        (Commission                (I. R. S. Employer
   jurisdiction  of        File Number)              Identification No.)
    incorporation)

                WORLD FINANCIAL CENTER,                     10080
                  NEW YORK, NEW YORK                      (Zip Code)
                 (Address of principal
                  executive offices)
                           __________________________

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         None.

ITEM 2.  ACQUISITION OF DISPOSITION OF ASSETS

         None.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         None.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.


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ITEM 5.  OTHER EVENTS

         99.1 Distribution to holders of the PPLUS Trust Series DCNA-1 on July 19, 2004.

                       For information with respect to the underlying securities
              held by PPLUS Trust Series DCNA-1, please refer to DaimlerChrysler AG's (Commission file number 001-14561) periodic reports, including reports on Form 20-F and Form 6-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer and underlying securities guarantor have filed electronically with the SEC.

                       Although we have no reason to believe the information
              concerning the underlying securities, underlying securities guarantee, underlying securities guarantor or the underlying securities issuer contained in the underlying securities guarantor's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer and underlying securities guarantor (including, without limitation, no investigation as to their financial condition or creditworthiness) or of the underlying securities and underlying securities guarantee has been made. You should obtain and evaluate the same information concerning the underlying securities issuer and underlying securities guarantor as you would obtain and evaluate if you were investing directly in the underlying securities and underlying securities guarantee or in other securities issued by the underlying securities issuer and underlying securities guarantor. There can be no assurance that events affecting the underlying securities and underlying securities guarantee or the underlying securities issuer and underlying securities guarantor have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


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ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of business acquired.

                  Not Applicable.

         (b) Pro forma financial information.

                  Not Applicable.

         (c) Exhibits.

             99.1 Trustee's report in respect of the July 19, 2004
                  distribution to holders of the PPLUS Trust Series DCNA-1.

ITEM 8.  CHANGE IN FISCAL YEAR

         None.

ITEM 9.  REGULATION FD DISCLOSURE

         None.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

         None.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
         PLANS

         Not Applicable.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         Not Applicable.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

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                                           MERRILL LYNCH DEPOSITOR, INC.

         Date: July 21, 2004                    By:    /s/ Brian Barrett
                                                       ---------------------
                                                Name:  Brian Barrett
                                                Title: President






                                  EXHIBIT INDEX


             99.1 Trustee's report in respect of the July 19, 2004 distribution to holders of the PPLUS Trust Series DCNA-1.